Exhibit 10.5

THIRD AMENDMENT

THIS THIRD AMENDMENT dated as of September 5, 2008 (this “Amendment”) amends the Reimbursement Agreement dated as of September 8, 2006 (as previously amended, the “Reimbursement Agreement”) between Williams-Sonoma, Inc. (the “Parent”) and U.S. Bank National Association (the “Bank”). Capitalized terms used but not defined herein have the respective meanings given to them in the Reimbursement Agreement.

WHEREAS, the Parent and the Bank have entered into the Reimbursement Agreement; and

WHEREAS, the Parent and the Bank desire to amend the Reimbursement Agreement as more fully set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION  1  Amendments.  Subject to the satisfaction of the conditions precedent set forth in Section 3, the Reimbursement Agreement is amended as follows:

(a)        The references to “$20,000,000” in Recital A and Section 2.1 of the Reimbursement Agreement are replaced with “$15,000,000”.

(b)        The definition of “Maturity Date” is amended in its entirety to read as follows:

             “Maturity Date” means September 4, 2009.

(c)        Section 5.2(d) is amended by replacing the reference to “January 28, 2007” with “February 3, 2008”.

(d)        Section 6.2 is amended by (i) replacing the reference to “February 2, 2003, February 1, 2004, January 30, 2005, January 29, 2006 and January 28, 2007” with “February 2, 2003, February 1, 2004, January 30, 2005, January 29, 2006, January 28, 2007 and February 3, 2008 “ and (ii) replacing the reference to “January 28, 2007” in the third and fourth sentence thereof with “February 3, 2008”.

SECTION  2  Representations and Warranties.  The Parent represents and warrants to the Bank that, after giving effect to the effectiveness hereof:

(a)        each representation and warranty set forth in Article 6 of the Reimbursement Agreement, as amended hereby, is true and correct in all material respects as of the date of the execution and delivery of this Amendment by the Parent, with the same effect as if made on such date, except to the extent any such representation or warranty relates specifically to another date (in which case it was true and correct in all material respects as of such other date);

(b)        the Parent has the power and authority to execute, deliver, and perform its obligations under this Amendment;

(c)        no Default exists; and

(d)        there has not occurred a material adverse change since January 28, 2007 in the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise), or prospects of the Parent (individually) or the Parent and its Subsidiaries (taken as a whole).

SECTION  3  Effectiveness.  The amendments set forth herein shall become effective when the Bank has received the following:

(a)        a counterpart of this Amendment executed by the Parent;

(b)        a Confirmation, substantially in the form of Exhibit A, executed by each Subsidiary Guarantor;

(c)        evidence that the Parent has paid all accrued and invoiced Attorney Costs of the Bank in connection with this Amendment; and

(d)        such other documents as the Bank may reasonably request.

SECTION  4  Miscellaneous.

4.1        Continuing Effectiveness, etc.  As amended hereby, the Reimbursement Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Reimbursement Agreement and the other Transaction Documents to “Reimbursement Agreement” or similar terms shall refer to the Reimbursement Agreement as amended hereby.

4.2        Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment. Delivery of a counterpart hereof, or an executed signature hereto, by facsimile or by e-mail (in pdf or similar format) shall be effective as delivery of a manually-executed counterpart hereof.

4.3        Governing Law.  This Amendment shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such state.

4.4        Successors and Assigns.  This Amendment shall be binding upon the Parent and the Bank and their respective successors and assigns, and shall inure to the benefit of the Parent and the Bank and the successors and assigns of the Bank.

Delivered as of the day and year first above written.

WILLIAMS-SONOMA, INC.

By:	/s/ Sharon L. McCollam
Name: Sharon L. McCollam
Title:	Executive Vice President, Chief Operating and Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Janet Jordan
Name: Janet E. Jordan
Title:	Senior Vice President

EXHIBIT A

FORM OF CONFIRMATION

Dated as of September 5, 2008

To:	U.S. Bank National Association

Please refer to (a) the Reimbursement Agreement (as amended prior to the date hereof, the “Reimbursement Agreement”) dated as of September 8, 2006 between Williams-Sonoma, Inc. (the “Parent”) and U.S. Bank National Association (the “Bank”), (b) the Guaranty Agreement dated as of September 8, 2006 executed by the undersigned (the “Subsidiary Guaranty”) and (c) the Third Amendment dated as of the date hereof to the Reimbursement Agreement (the “Third Amendment”).

Each of the undersigned hereby confirms to the Bank that, after giving effect to the Third Amendment and the transactions contemplated thereby, the Subsidiary Guaranty continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors’ rights and general principles of equity.

WILLIAMS-SONOMA STORES, INC.
WILLIAMS-SONOMA DIRECT, INC.
WILLIAMS-SONOMA RETAIL SERVICES, INC.
POTTERY BARN, INC.
POTTERY BARN KIDS, INC.
POTTERY BARN TEEN, INC.
WILLIAMS-SONOMA HOME, INC.
WILLIAMS-SONOMA PUBLISHING, INC.
WEST ELM, INC.
WILLIAMS-SONOMA GIFT MANAGEMENT, INC.

By:
Name:	Sharon L. McCollam
Title:	Executive Vice President, Chief Operating and
Chief Financial Officer

WILLIAMS-SONOMA STORES, LLC

By: WILLIAMS-SONOMA STORES, INC.
Its: Sole Member

By:
	Name:	Sharon L. McCollam
	Title:	Executive Vice President, Chief Operating
and Chief Financial Officer